JAKARTA GROWTH FUND, INC.

                                                                  May 24, 1999

To Our Shareholders:

     We present the Annual Report of the Jakarta Growth Fund, Inc. (the "Fund") for the fiscal year ended March 31, 1999. The Net Asset Value per Share ("NAV") of the Fund on March 31, 1999 was $2.00, representing a decrease of 17.7% and 6.1% for the year and the past quarter, respectively. The change in NAV represents the change in the share price. The closing market price of the Fund on March 31, 1999 on the New York Stock Exchange was $2.1875, representing a premium of 9.4% to the NAV. The Fund's total net assets amounted to $10,034,818 on March 31, 1999.

     The Jakarta Stock Exchange Composite Index (the "JSE Index") declined from 541.43 to 393.63, or 27.3%, during the year ended March 31, 1999. Including the Indonesian rupiah (the "Rupiah") depreciation of 1.2% during the year, this represented a total net decrease of 28.1 % in United States dollar terms. For the quarter ended March 31, 1999, the JSE Index decreased by 1.1% in local currency terms and declined by 8.5% in U.S. dollar terms, respectively.

     The Fund outperformed the JSE Index (in U.S. dollar terms) by 240 basis points in the first quarter of 1999. The outperformance was largely attributable to the relatively strong performance of the top five holdings of the Fund and helped by the weakness of the Rupiah during the quarter. For the year ended March 31, 1999, the Fund has outperformed the JSE Index by 10.4 percentage points.

PORTFOLIO

     At March 31, 1999, the Fund had invested 63.5% of its total net assets in Indonesian equities.

     Due to the Asian crisis, the Fund adopted a defensive strategy in the quarter ending December 31, 1997 and invested a significant portion of its assets in U.S. short-term debt securities. At March 31, 1999, the Fund had approximately 37.3% of its net assets invested in U.S. short-term debt securities.

     The Fund had significant holdings in the Telecommunications, Paper and Pulp, and Consumer Goods and Distribution sectors of 15.1%, 11.2%, and 11.0%, respectively.

     During the last quarter, the Fund made no new equity purchases and no equity issues were eliminated.

INDONESIAN ECONOMY

     Indonesia's real Gross Domestic Product ("GDP") contraction deepened into the final quarter of 1998, declining by 19.5% year-over-year ("y-o-y") after declining by 18.4% y-o-y in the third quarter. The slowdown is spearheaded by deceleration in investment and weak external demand. Furthermore, fiscal stimulus is constrained by the commitment of government resources to social safety nets, subsidies, and recapitalization of the financial system. Consequently, the only engine for growth in 1999 is expected to be household spending. However, burdened with rising unemployment and a massive decline in wealth due to the devaluation of the Rupiah, the growth led by the increase in consumption spending will not be strong enough to pull Indonesia out of a recession in 1999.

     Meanwhile, there are some signs in recent economic data released indicating that Indonesia's economic contraction has bottomed. Although the Fund has seen some stability in recent months, the domestic economy is still very weak as reflected in poor import numbers in January 1999 (imports declined by approximately 28% y-o-y). Foreign direct investment approvals also had a marked decline in the quarter ended March 31, 1999 to $560 million, sharply lower than the $5 billion approval in the first quarter of 1998.

     A more stable Rupiah coupled with less disruptions to the domestic distribution channels resulted in a declining inflation rate in recent months. Annualized consumer inflation eased to 45.4% in March 1999, down significantly from the 70 to 80% y-o-y inflation rate last year. The sharp decline in inflation has raised expectations of further interest rate reductions this year, with an increasing number of economists expecting short-term interest rates to decrease to approximately 30% from the current level of 37% by the middle of this year. The government is also considering implementing inflation targets in the future, and has sought assistance from the New Zealand government.

     The Rupiah exchange rate has stabilized significantly since the second half of 1998. Currency stability was largely maintained throughout the course of the first quarter of 1999, although the eruption of ethnic, religious and student riots periodically threatened it. There is very limited interbank trading of the Rupiah and the direction of the currency is primarily dictated by the conversion of bilateral/multilateral aid money into the local currency. While the recent success in rescheduling some of the external debt of the private sector and the government will ease some of the imminent pressure on capital outflows, uncertainty over the general election may still act as a destabilizing factor for the currency. As such, the Fund still does not rule out the possibility of the Rupiah falling towards the 10,000 Rupiah per one U.S. dollar level in the coming months.

     Indonesia has made some progress in its Financial sector restructuring effort this quarter. On March 13, 1999, the Indonesian government announced the liquidation of 38 banks (including some owned by politically well-connected businessmen) and took over seven others deemed to have a strong branch networks and a significant number of customers. Nine banks qualified for the government recapitalization program, but the banks had to come up with 20% of the recapitalization cost by April 21, 1999. Eight out of the nine banks have recapitalized (75 trillion Rupiah). Bank Niaga was eliminated from the program. With the closure, the number of banks in Indonesia has now declined to 170 from 240.

     Positive progress was made in the political scene in the first quarter of 1999, specifically with regards to the election preparations. There seems to be an increasing consensus that the general election will proceed as scheduled in June 1999. Forty-eight out of the 201 registered parties are eligible to run in the election to contest the 462 seats in the Lower House-Dewan Perwakilan Rakyat ("DPR"). However, there will be only five dominant parties in the coming election, namely the ruling Golungan Karya party ("Golkar"), Parka Demokrasi Indonesia ("PDI") (chaired by Ms. Megawati Sukarnoputri), Parti Aman Nasional ("PAN") (chaired by Mr. Amien Rias), Parti Persatuan Permbangunan ("PPP") (chaired by Mr. Hamzah Haz) and Parti Kabangkiton Bangsa ("PKB") (chaired by Mr. Abdurrahman Wahid). Support for the five main political parties is evenly spread and it seems that a coalition will have to be formed in order to win the election. In the upcoming months leading to the election, there will be a clearer understanding of the possible coalitions that may emerge. The ability of Angkatan Bersenjata Republik Indonesia ("ABRI") (the "military") to enforce law and order remains a concern of the upcoming election because they were not able to control the recent riots and violent clashes between the different ethnic and religious groups in Indonesia. The riots and clashes from Aceh, Sambas and Maluku had resulted in over hundreds of casualties and thousands of buildings burned.

THE STOCK MARKET

     The Jakarta stock market and the Rupiah managed to stay relatively firm during the first quarter of 1999 despite numerous ethnic clashes. For the quarter, the JSE Index declined by 1.1% on thin trading volume (averaging 189 billion Rupiah or approximately $21.7 million per day). Although the stock market experienced some weakness in the months of January and February, the government's decision to close down 38 ailing banks and the increased funding by the International Monetary Fund ("IMF") underpinned both the stock market and the Rupiah in March.

     The stock market is likely to remain nervous in the coming quarter in view of the rising social/political tensions leading to the June 7 General Election. However, given the increasing compromise seen among the various political parties recently, the political scene in Indonesia seems to have improved. This should translate to lower risk premium, which together with declining inflation and stabilizing currency allow some leeway for interest rates to edge down, thereby underpinning stock prices.

INVESTMENT STRATEGY

     Our investment in short-term securities as at the end of March 31, 1999 was 37.3%. During the quarter, the Fund did not make any new equity purchases due to concerns of the increasing number of riots and violent incidents in some of the rural cities in Indonesia. However, the Jakarta stock market held up reasonably well due to improved sentiment toward the regional markets as a whole.

     For the coming quarter, the Fund intends to keep a relatively cautious stance in view of the upcoming General Election on June 7. Although there is increasing consensus that no major disruptions will occur before the election, the Fund still has to be cognizant to the risks if conditions deteriorate. Having said that, Indonesia's economy seems to have stabilized, and domestic economic activity is also increasing. Department store sales, especially those targeting the lower-end of the market, have also been relatively strong in recent months. Given this backdrop, the coming quarter should provide the Fund with the opportunity to increase its equity exposure, especially on any substantial market weakness. The Fund is looking to reduce its investment in short-term securities position toward the 20% level if there are no major political and social disturbances.

     In terms of sector strategy, the Fund will maintain an underweight position in the Financial sector as the bank re-capitalization program is progressing very slowly. Nevertheless, the Fund will monitor the situation very carefully in order to exploit any good buying opportunities. The Fund still likes Telecommunication stocks, given their strong business franchise, and the Fund is looking to increase its weighting in Indonesian Satellite Corporation on price weakness. The Fund is also looking to increase its weighting in U.S. dollar-based commodities and resource stocks, especially given the recent turnaround in commodity prices. The Fund is also likely to increase its exposure to consumer related stocks with the stabilization of the Indonesian economy.

     We appreciate your continuing support of your Fund.

                                    Sincerely,


                                    /s/ Haruo Sawada

                                    Haruo Sawada
                                    President


     The Board of Directors and officers of the Jakarta Growth Fund, Inc. take this opportunity to express their appreciation to Mr. Haruo Sawada, who has been reassigned, effective May 31, 1999, to new duties at Nomura Asset Management Co., Ltd. ("NAM"). Mr. Sawada has served as President of Nomura Asset Management U.S.A., Inc., the Fund's manager ("Manager") and President and Portfolio Manager of the Fund since 1997.

     The Board of Directors of the Fund has elected Mr. Nobuo Katayama to serve as the President of the Fund and a member of its Board of Directors. Mr. Katayama, who will succeed Mr. Sawada as President of the Manager, will also act as Portfolio Manager of the Fund, effective June 1, 1999. Mr. Katayama has been Marketing Officer of NAM, the parent company of the Manager, since 1997. Mr. Katayama served as Director and Chief Portfolio Manager of NAM from 1993 to 1997.

     NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Katayama will be primarily responsible for the day-to-day portfolio management of the Fund.


                         JAKARTA GROWTH FUND, INC.

                       FUND HIGHLIGHTS-MARCH 31,1999

KEY STATISTICS:
     Net Assets ........................................     $10,034,818
     Net Asset Value per Share .........................           $2.00
     Closing NYSE Market Price .........................         $2.1875
     Percentage Change in Net Asset Value per Share* ...         (17.7%)
     Percentage Change in NYSE Market Price* ...........         (46.2%)

MARKET INDEX:
                                                             RUPIAH    U.S.$
                                                             ------    -----
     Jakarta Stock Exchange Composite Index* ...........     (27.3%)  (28.1%)
     *From April 1, 1998 through March 31, 1999

ASSET ALLOCATION:
     Indonesian Stocks .................................         63.5%
     Cash and Cash Equivalents .........................         37.3
                                                                -----
     Total Investments .................................        100.8
     Liabilities in Excess of Other Assets, Net ........         (0.8)
                                                                -----
     Total .............................................        100.0%
                                                                =====

INDUSTRY DIVERSIFICATION:
                                  % OF                                   % OF
                               NET ASSETS                             NET ASSETS
                               ----------                             ----------
Telecommunications ............... 15.1   Cement ........................  2.3
Paper and Pulp ................... 11.2   Commercial Services ...........  0.8
Consumer Goods and Distribution... 11.0   Manufacturing .................  0.7
Mining ........................... 10.3   Pharmaceuticals ...............  0.3
Agribusiness and Fishing .........  8.9   Banking .......................  0.0
Conglomerate .....................  2.9


                TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                          MARKET      % OF
SECURITY                                                   VALUE    NET ASSETS
--------                                                 --------   ----------
Telekomunikasi Indonesia ..........................      $979,769     9.8
Gudang Garam ......................................       900,682     9.0
Indah Kiat Paper & Pulp ...........................       686,851     6.8
Tambang Timah .....................................       536,416     5.3
Indonesian Satellite Corporation ..................       534,947     5.3
Cahaya Kalbar .....................................       534,104     5.3
Aneka Tambang .....................................       497,694     5.0
Pabrik Kertas Tjiwi Kimia .........................       437,487     4.4
Astra International ...............................       286,127     2.9
Daya Guna Samudera.................................       241,110     2.4

                         JAKARTA GROWTH FUND, INC.


                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Jakarta Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Jakarta Growth Fund, Inc. (the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31,1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York New York 10036
May 11, 1999


                           SCHEDULE OF INVESTMENTS*

                                 MARCH 31,1999

                                                                           % OF
                                                                  MARKET   NET
                                         SHARES       COST        VALUE   ASSETS
                                         ------       ----        -----   ------
INDONESIAN EQUITY SECURITIES

AGRIBUSINESS AND FISHING
Astra Argo Niaga Lestari ...........     520,000  $  172,012      114,220   1.2
  Palm oil
Cahaya Kalbar ......................   2,200,000   1,879,504      534,104   5.3
  Palm oil
Daya Guna Samudera .................     524,680     409,717      241,110   2.4
  Fishing                                          ---------      -------   ---
Total Agribusiness and Fishing .....               2,461,233      889,434   8.9
                                                   ---------      -------   ---

BANKING
Bank Pan Indonesia (warrants) ......     480,858      35,048        4,169   0.0
   Commercial bank                                 ---------      -------   ---

CEMENT
Semen Gresik .......................     212,000     197,129      234,058   2.3
  Cement manufacturer                              ---------      -------   ---

                       See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                                 MARCH 31,1999

                                                                          % OF
                                                                MARKET     NET
                                        SHARES     COST          VALUE    ASSETS
                                        ------     ----         ------    ------
COMMERCIAL SERVICES
Citra Munya Nusaphala Persada ......   2,915,000 $   786,178  $ 75,824      0.8
  Toll road operator and developer                ----------  --------    ------

CONGLOMERATE
Astra International ................   3,000,000   1,836,096   286,127     2.9
  Automobile distribution,                        ----------  --------    ------
   agribusiness and electronics

CONSUMER GOODS AND DISTRIBUTION
Gudang Garam .......................     676,000     486,096   900,682     9.0
  Cigarettes
Mayora Indah........................   4,800,000     451,258   166,474     1.6
  Biscuits and candies
Metrodata Electronics...............     419,496     538,120    36,372     0.4
  Consumer electronics                            ----------  --------    ------
Total Consumer Goods and
 Distribution.......................               1,475,474 1,103,528     11.0
                                                  ----------  --------    ------

MANUFACTURING
Asiana Multikreasi..................     792,500      82,869     4,581     0.0
  Toys
Intikeramik Alamasri Industri.......   3,000,000     593,444    69,364     0.7
  Porcelain tile                                  ----------  --------    ------
Total Manufacturing.................                 676,313    73,945     0.7
                                                  ----------  --------    ------

MINING
Aneka Tambang.......................   2,969,000     401,927   497,694     5.0
  Mining
Tambang Timah.......................     800,000     494,764   536,416     5.3
  Tin mining                                      ----------  --------    ------
Total Mining .......................                 896,691 1,034,110    10.3
                                                  ----------  --------    ------

PAPER AND PULP
Indah Kiat Paper & Pulp.............   2,248,205     984,459   636,775     6.3
Indah Kiat Paper & Pulp (warrants)..     320,856      31,005    50,076     0.5
  Pulp and paper products
Pabrik Kertas Tjiwi Kimia...........   1,745,134   1,023,646   388,368     3.9
Pabrik Kertas Tjiwi Kimia (warrants)     480,090     132,726    49,119     0.5
  Writing and printing paper                      ----------  --------    ------
Total Paper and Pulp................               2,171,836 1,124,338     11.2
                                                  ----------  --------    ------

                       See notes to financial statements

                             JAKARTA GROWTH FUND, INC.

                                 MARCH 31,1999

                                                                          % OF
                                                                MARKET     NET
                                       SHARES       COST         VALUE    ASSETS
                                       ------       ----        ------    ------
PHARMACEUTICALS
Tempo Scan Pacific .................     530,000 $ 1,553,591 $     33,699   0.3
  Pharmaceuticals                                ----------- ------------ ------

TELECOMMUNICATIONS
Indonesian Satellite
 Corporation (Indosat)..............     401,500     885,151      534,947   5.3
  International telecommunications
Telekomunikasi Indonesia............   3,000,000   3,330,967      979,769   9.8
  Domestic telecommunications                    ----------- ------------ ------
Total Telecommunications ...........               4,216,118    1,514,716  15.1
                                                 ----------- ------------ ------
TOTAL INVESTMENTS IN
 INDONESIAN EQUITY SECURITIES.......              16,305,707    6,373,948  63.5
                                                 ----------- ------------ ------


INVESTMENTS IN SHORT-TERM SECURITIES

TIME DEPOSIT                          PRINCIPAL
Royal Bank of Canada,                  AMOUNT
 interest bearing call                ---------
 account 4.96875%, due 04/01/99..... $ 2,100,000   2,100,000    2,100,000  20.9

COMMERCIAL PAPER
Metropolitan Life Funding Corp.,
 4.84%, due 04/28/99................     400,000     398,548      398,548   4.0
General Electric Capital Corp.,
 4.85%, due 04/21/99................     400,000     398,922      398,922   4.0
Ford Motor Credit Corp.,
 4.84%, due 04/16/99................     450,000     449,093      449,093   4.4
Kitty Hawk Funding Corp.,
 4.87%, due 04/15/99................     400,000     399,242      399,242   4.0
TOTAL INVESTMENTS                                ----------- ------------ ------
 IN SHORT-TERM SECURITIES...........               3,745,805    3,745,805  37.3
                                                 ----------- ------------ ------
TOTAL INVESTMENTS...................              20,051,512   10,119,753 100.8
LIABILITIES IN EXCESS OF
 OTHER ASSETS, NET..................                 (84,736)     (84,935) (0.8)
                                                 ----------- ------------ ------
NET ASSETS..........................             $19,966,776  $10,034,818 100.0
                                                 =========== ============ ======

* The description following each investment is unaudited and not covered by the Report of Independent Accountants.



      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of March 31, 1999.

        Indonesia rupiah                IDR                  8,650= $1.00



                      See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31,1999

ASSETS:
     Investments in securities,
        at market value (cost-$16,305,707) .....................    $6,373,948
     Investments in short-term securities,
        at market value (cost-$3,745,805) ......................     3,745,805
     Cash ......................................................        41,122
     Receivable for investments sold ...........................         8,541
     Receivable for dividends and interest .....................           291
                                                                   -----------
               Total Assets ....................................    10,169,707
                                                                   -----------

LIABILITIES:
     Accrued management fee ....................................         9,089
     Other accrued expenses ....................................       125,800
                                                                   -----------
               Total Liabilities ...............................       134,889
                                                                   -----------


NET ASSETS:
     Capital stock (par value of 5,017,564 shares of
        capital stock outstanding, authorized
        100,000,000, par value $0.10 each) .....................       501,756
     Paid-in capital ...........................................    53,117,037
     Accumulated net realized loss on investments and
        foreign currency transactions...........................   (33,639,114)
     Unrealized net depreciation on investments and
        foreign exchange........................................    (9,931,562)
     Accumulated undistributed net investment loss .............       (13,299)
                                                                   -----------
               Net Assets ......................................   $10,034,818
                                                                   ===========

     Net asset value per share .................................         $2.00
                                                                         =====

                       See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                            STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED MARCH 31,1999

INCOME:
Dividend income (less $6,672 withholding taxes) .....   $ 37,806
Interest income .....................................    223,696
                                                        --------
         Total Income................................                $ 261,502

EXPENSES:
Custodian fees ......................................    110,200
Management fee ......................................    104,629
Auditing and tax reporting fees .....................     56,575
Legal fees ..........................................     54,860
Directors' fees and expenses.........................     31,075
Shareholder reports .................................     30,005
Registration fees ...................................     16,418
Annual meeting expenses .............................     16,075
Transfer agency fees ................................     15,160
Insurance fees ......................................      3,650
Miscellaneous .......................................      9,866
                                                        --------
Total Expenses ......................................                  448,513
                                                                    ----------
INVESTMENT INCOME (LOSS)-NET ........................                 (187,011)
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and
  foreign currency transactions:
Net realized loss on investments ....................               (1,766,648)
Net realized loss on foreign exchange ...............               (7,017,983)
                                                                    ----------
Net realized loss on investments and
 foreign exchange ...................................               (8,784,631)
Change in net unrealized appreciation on
 translation of foreign currency and
 other assets and liabilities
 denominated in foreign currency ....................                6,717,285
Change in net unrealized appreciation
 on investments .....................................                   81,520
                                                                    ----------
Net realized and unrealized loss on investments and
 foreign exchange ...................................               (1,985,826)
                                                                    ----------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ..........................              ($2,172,837)
                                                                    ==========

                       See notes to financial statements

                          JAKARTA GROWTH FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED
                                                               MARCH 31,
                                                          1999        1998
                                                          ----        ----

FROM INVESTMENT ACTIVITIES:
     Net investment income (loss)...................   ($187,011) $    168,740
     Net realized loss on investments ..............  (1,766,648)   (2,103,579)
     Net realized loss on foreign exchange .........  (7,017,983)  (13,177,401)
     Change in net unrealized appreciation
       (depreciation) on investments
       and foreign exchange ........................   6,798,805   (23,370,864)
                                                     -----------    ----------
     Decrease in net assets derived from
       investment activities .......................  (2,172,837)  (38,483,104)
                                                     -----------    ----------

FROM CAPITAL SHARE TRANSACTIONS:
     Net asset value of shares issued to shareholders
       on reinvestment of dividends from net
       investment income (824 shares)                      --            2,937
                                                     -----------    ----------
     Increase in net assets derived from
       capital share transactions                          --            2,937
                                                     -----------    ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income .........................       --         (100,335)
                                                     -----------    ----------
     Net decrease in net assets.....................  (2,172,837)  (38,580,502)
                                                     -----------    ----------

NET ASSETS:
     Beginning of year .............................  12,207,655    50,788,157
                                                     -----------    ----------
     End of year (including accumulated
       net investment loss of $13,299 in 1999)...... $10,034,818    12,207,655
                                                     -----------    ----------

                       See notes to financial statements

                           JAKARTA GROWTH FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     Jakarta Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 29, 1990 and investment operations commenced on April 19, 1990. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities -- Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions -- Transactions denominated in Rupiah are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Rupiah are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Rupiah rates at March 31, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes foreign exchange gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the United States dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income, Distributions to Shareholders -- Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are re-

                           JAKARTA GROWTH FUND, INC.

ported as distributions in excess of net realized gains.

     (d) Capital Account Reclassification -- For the year ended March 31, 1999, the Fund's undistributed net investment loss and accumulated net realized loss were decreased by $173,712 and $28,168, respectively, with an offsetting decrease in additional paid in capital of $201,880. This adjustment was primarily the result of the reclassification of net foreign currency losses and a net operating loss.

     (e) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1984 as amended and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Indonesian tax laws, a withholding tax is imposed on dividends and interest income from Indonesian sources at a maximum rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains. In addition, the Fund is subject to a tax at a rate of 0.1% on the gross sales proceeds on the disposition of equity securities listed on the Indonesian stock exchanges.

     (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk -- A significant portion of the Fund's net assets consists of Indonesian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the Indonesian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indonesian issuers than there is about U.S. issuers. Future economic and political developments in Indonesia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund. Pursuant to the investment advisory agreement, the Investment Adviser has retained its subsidiary, Nomura Asset Management Singapore Limited (the "Sub-Adviser"), to act as investment sub-adviser to the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets. For services performed under the terms of the Investment Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from the Investment Adviser at the annual rate of 0.25% of the Fund's average weekly net assets. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $104,629 for the year ended March 31, 1999. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $47,521 for the year ended

                           JAKARTA GROWTH FUND, INC.

March 31, 1999 of which $23,761 were paid to the Sub-Adviser. At March 31, 1999, the fee payable to the Manager, by the Fund, was $9,089.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned no commissions on the execution of portfolio security transactions for the year ended March 31, 1999. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $31,075 for the year ended March 31, 1999.


3. PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended March 31, 1999 were $2,137,034 and $591,036, respectively.

     As of March 31, 1999, net unrealized depreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $9,931,759 of which $608,005 related to appreciated securities and $10,539,764 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, of $3,745,805 at March 31, 1999 for Federal income tax purposes was $16,305,707.

     The Fund has a capital loss carryforward as of March 31, 1999 of $33,524,037 of which $1,217,005 expires March 31, 2001, $5,504,417 expires
March 31, 2002, $1,284,915 expires March 31, 2003, $1,711,790 expires March
31, 2005, $6,504,011 expires in 2006 and $17,301,899 expires in 2007.

     Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $115,077, and $13,299 currency losses for the year ended March 31, 1999.

                           JAKARTA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                             For the Year Ended March 31,
                                        ----------------------------------------
                                         1999    1998    1997    1996    1995
                                         ----    ----    ----    ----    ----
Net asset value, beginning of year...   $2.43   $10.12   $9.11   $7.69   $9.30
                                        -----   ------   -----   -----   -----
   Net investment income (loss)......   (0.04)    0.03    0.01    0.06    0.01
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency................   (0.39)   (7.70)   1.00    1.47   (1.60)
                                        -----   ------   -----   -----   -----
   Total from investment operations..   (0.43)   (7.67)   1.01    1.53   (1.59)
                                        -----   ------   -----   -----   -----

Distributions to shareholders from:
   Net investment income.............     --     (0.02)    --    (0.11)  (0.02)
                                        -----   ------   -----   -----   -----

Total distributions..................     --     (0.02)    --    (0.11)  (0.02)
                                        -----   ------   -----   -----   -----

Net asset value, end of year.........   $2.00    $2.43  $10.12   $9.11   $7.69
                                        =====   ======  ======   =====   =====

Market value, end of year............ $2.1875  $4.0625  $8.875  $9.250  $8.125
Total investment return*.............   (46.2%)  (54.0%)  (4.1%)  15.3%  (13.1%)
Net asset value total return**.......   (17.7%)  (75.3%)  11.1%   20.0%  (17.1%)
Ratio to average net assets/
 supplemental data:
   Net assets, end of year (in 000).. $10,035  $12,208  $50,788 $45,693 $38,552
   Operating expenses................    4.66%    2.60%    2.07%   1.94%   1.91%
   Net investment income (loss)......   (1.94%)   0.53%    0.12%   0.70%   0.15%
   Portfolio turnover................      11%      68%      35%     44%     37%
______________
* Based on market value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.
**Based on net asset value per share, adjusted for reinvestment of distribution and capital share transactions. Total return does not reflect sales commissions.

                           JAKARTA GROWTH FUND, INC.

          REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund frequently have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund" emphasizing a particular segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader in-vestment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent sometime extreme volatility of the financial market in Indonesia supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                               YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition, the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.

                           JAKARTA GROWTH FUND, INC.

                  SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

     The 1998 Annual Meeting of the Shareholders of the Fund was held on at the Fund's offices, 180 Maiden Lane, New York, New York on November 10, 1998. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending March 31, 1999; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Haruo Sawada, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending March 31, 1999. No other business was transacted at the meeting. The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                    % OF                               % OF
                                SHARES VOTED    OUTSTANDING       SHARES VOTED       OUTSTANDING
                                     FOR          SHARES       WITHHOLD AUTHORITY      SHARES
                                ------------    -----------    ------------------    -----------
   William G. Barker, Jr.......   2,647,150        52.8              347,578             6.9
   George H. Chittenden .......   2,652,800        52.9              341,927             6.8
   Haruo Sawada ...............   2,651,250        52.8              343,478             6.8
   Chor Weng Tan ..............   2,650,248        52.8              344,480             6.9
   Arthur R. Taylor ...........   2,650,150        52.8              344,578             6.9
   John F. Wallace ............   2,647,296        52.8              347,432             6.9

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:

                     % OF                       % OF                     % OF
    SHARES VOTED  OUTSTANDING  SHARES VOTED  OUTSTANDING   SHARES    OUTSTANDING
        FOR         SHARES        AGAINST       SHARES    ABSTAINED     SHARES
    ------------  -----------  ------------  -----------  ---------  -----------
     2,723,460       54.3         256,824        5.1       14,443         0.3

                          JAKARTA GROWTH FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended March 31, 1999, the Fund did not purchase any shares in the open market for dividend reinvestment purposes or issue any new shares.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.



                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

BOARD OF DIRECTORS                        --------------------------------------
William G. Barker, Jr.                    ======================================
George H. Chittenden                      --------------------------------------
Haruo Sawada
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Haruo Sawada, President
Mitsutoyo Kohno, Vice President
John F. Wallace, Vice President
John J. Boretti, Secretary and Treasurer
Terence P. Brennan, Assistant Secretary and
                   Assistant Treasurer

MANAGER                                                  JAKARTA
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane                                           GROWTH
New York, New York 10038-4936
INTERNET ADDRESS                                        FUND, INC.
www.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISER
Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company                    ANNUAL REPORT
P.O. Box 8209
Boston, Massachusetts 02266-8209                       MARCH 31, 1999

COUNSEL
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAKARTA GROWTH FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936
____________________________________
This Report, including the Financial
Statements, is transmitted to the
Shareholders of Jakarta Growth
Fund, Inc. for their information.
This is not a prospectus, circular or
representation intended for use in
the purchase of shares of the Fund or     --------------------------------------
any securities mentioned in the           ======================================
Report.                                   --------------------------------------